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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 17, 1998

                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


          DELAWARE                      0-18121               36-3664868
 (State or other jurisdiction    (Commission file number)  (I.R.S. employer
    of incorporation)                                     identification no.)

  55TH STREET & HOLMES AVENUE                                  60514
   CLARENDON HILLS, ILLINOIS                                 (Zip Code)
 (Address of principal executive
           offices)

       Registrant's telephone number, including area code: (630) 325-7300

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

     This Form 8-K/A is being filed to amend the Form 8-K filed by MAF Bancorp, Inc. on August 17, 1998, in order to reflect an amendment to the definitive merger agreement that was described in the original report.

     On September 1, 1998, MAF Bancorp, Inc. announced that it has agreed with Westco Bancorp, Inc. to amend the terms of the previously announced merger agreement pursuant to which MAF Bancorp, Inc. is to acquire Westco Bancorp, Inc. The amendment reflects a change in accounting treatment for the merger which will be accounted for as a purchase transaction rather than as a pooling of interests. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

     MAF Bancorp also announced that its Board of Directors approved a stock repurchase plan under which the company is authorized to repurchase up to 1,250,000 shares of its common stock.


                           Forward-Looking Information
                           ---------------------------

Statements contained in or incorporated by reference in this report that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) inability to realize cost savings from the merger to the full extent expected or within the expected time frame; (2) lower than expected revenues following the merger; (3) inability of MAF or Westco to complete the announced stock repurchase programs within the contemplated timeframe or stock price ranges; (4) significant increases in competitive pressures among depository institutions; (5) higher than expected costs or difficulties related to the integration of the business of Westco;
(6) changes in the interest rate environment that result in reduced interest rate margins; (7) deterioration of general economic conditions, either nationally or in the Company's market area; and (8) adoption of legislation or regulatory changes that adversely affect the business of the combined company.



ITEM 7(C).  EXHIBITS.

Exhibit 99.1  Press Release dated September 1, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MAF BANCORP, INC.



Date:  September 1, 1998                     By: /s/ ALLEN H. KORANDA
                                                 -------------------------------
                                                 Allen H. Koranda
                                                 Chairman of the Board and Chief
                                                  Executive Officer


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                                INDEX TO EXHIBITS



Exhibit
99.1     Press Release dated September 1, 1998


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